The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Principal Partners SmallCap Growth Fund II

2.   Issuer: Aeropostale, Inc.

3.   Date of purchase: 5/16/02

4. Underwriter from whom purchased: Bear Stearns/Merrill Lynch, Banc of America, US Bancorp, Wachovia

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): UBS Warburg



6. Aggregate principal amount of purchase: 3900 shares

7. Aggregate principal amount of offering: 12,500,000 shares

8. Purchase price (net of fees and expenses): $18

9. Date offering commenced: 5/16/02

10. Offering price at close of first full business day on which any sales are made: N/A



11.   Commissions, spread or profit: 4.22%
      $0.76/share=$304

12.   Have the following conditions been
      satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                           X
                                                                                              ------   --      ----------

b.       Municipal Securities:  The securities (i) are "municipal securities" as defined in
         --------------------
     Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less
     than three years (including the operations of any predecessors), it has received one                            X
     of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such X securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other X qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              -------   --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

                  \s\David Wabnik                                      7/23/02
Completed by:                                                  Date:
               -------------------------------------------            ----------
                           Portfolio Manager

3



                             RULE 10f-3 REPORT FORM

                         Record Of Securities Purchased
                     Under The Trust's Rule 10f-3 Procedures

1.       Name of Portfolio: Principal Inv Partners SmallCap Growth Fund

2.       Name of Issuer: Aeropostale, Inc.

3.       Date of Purchase: May 15, 2002

4.       Underwriter from whom purchased: Bear, Stearns & Co. Inc.

5. "Affiliated Underwriter" managing or participating in underwriting syndicate: Neuberger Berman, LLC

6.       Is a list of the underwriting syndicate's
         members attached?              Yes X              No  _____

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 42,900

8.       Aggregate principal amount of offering: 12,500,000

9.       Purchase price (net of fees and expenses): $ 18.00

10.      Date offering commenced: May 15, 2002

11. Offering price at close of first day on which any sales were made: $ 18.00

12.      Commission, spread or profit:  7.00%                 $1.26/ share

13.      Have the following conditions been satisfied? Yes No

a.       The securities are:

                  part of an issue  registered  under the
                  Securities Act of 1933 which is
                  being offered to the public;                  X           ____

                  Eligible Municipal Securities;               ____         ____

                  sold in an Eligible Foreign Offering; or     ____         ____

                  sold in an Eligible Rule 144A offering?      ____         ____

         (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                                                            Yes            No

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

                                                                                                            X            ____

         (2) If the  securities to be purchased were offered for  subscription  upon exercise of rights, such  securities  were  purchased  on or before the fourth day  preceding  the day on which the
         rights offering terminates?                                                                        ____         ____
c.       The underwriting was a firm commitment underwriting?                                                 X          ____
d.       The commission,  spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see
         Attachment for comparison of spread with comparable recent offerings)?
                                                                                                              X          ____
e. The issuer of the securities, except for Eligible Municipal Securities, and
its predecessors have been in continuous operation for not less than three years?                             X          ____
f.       (1) The amount of the  securities,  other than those  sold in an  Eligible  Rule 144A  Offering
         (see  below),  purchased  by all of the  investment  companies  advised by the  Adviser did not
         exceed 25% of the principal amount of the offering; OR                                               X          ____
         (2)      If the securities purchased were sold in an Eligible Rule 144A
                  Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

         (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

         (ii) The principal amount of the offering of such class in any concurrent public offering?

                                                                                                             ----       ----
g.  (1)  No   affiliated   underwriter   of  the   Trust   was  a   direct   or   indirect   participant
         in or beneficiary of the sale; OR                                                                  X            ____

    (2)  With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
                                                                                                            ----         ----


                                                                                                            Yes           No


h. Information has or will be timely supplied to the appropriate officer of the
   Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?                               X          ____

Approved:         \s\Richard Russell
Date:             June 14, 2002
         -----------------------------------------------------------------------

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund - Partners Large Cap Growth I Fund

2.   Issuer: Jet Blue Airways Corp. (JBLU)

3.   Date of purchase: 4/11/02

4.   Underwriter from whom purchased: Raymond James

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6. Aggregate principal amount of purchase: $16,200

7. Aggregate principal amount of offering: $158,400,009

8. Purchase price (net of fees and expenses): $27

9. Date offering commenced: 4/11/02

10. Offering price at close of first full business day on which
    any sales are made:  $45.00      --------------------



11.     Commissions, spread or profit: $738 $1.89

12.     Have the following conditions been
        satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                           X
                                                                                              ------   --      ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              -------   --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

                  \s\William Auslander                                 8/1/02
Completed by:                                                  Date:
               -------------------------------------------            ----------
                           Portfolio Manager


                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund - Partners Large Cap Growth I Fund

2.   Issuer: Lin TV Corp. (TVL)

3.   Date of purchase: 5/3/02

4.   Underwriter from whom purchased: Deutsche Banc Alex Brown/JP Morgan Chase

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6. Aggregate principal amount of purchase: $132,000

7. Aggregate principal amount of offering: $374,000,000

8. Purchase price (net of fees and expenses): $22

9. Date offering commenced: 5/3/02

10.  Offering price at close of first full business day on which any
     sales are made:  $24.70                    -------------------



11.  Commissions, spread or profit: $4,740
     $1.375

12.  Have the following conditions been
     satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                           X
                                                                                              ------   --      ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              -------   --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                     X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

                  \s\William Auslander                                 8/1/02
Completed by:                                                  Date:
               -------------------------------------------            ----------
                   Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Principal Investors Fund - Partners Mid Cap Blend

2.   Issuer: Lin TV Corp. (TVL)

3.   Date of purchase: 5/3/02

4.   Underwriter from whom purchased: Deutsche Banc Alex Brown

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley

6. Aggregate principal amount of purchase: $15,400

7. Aggregate principal amount of offering: $374,000,000

8. Purchase price (net of fees and expenses): $22

9. Date offering commenced: 5/3/02

10.  Offering price at close of first full business day on which any
     sales are made:  $24.70                -------------------



11.    Commissions, spread or profit: $553 $1.375

12.    Have the following conditions been
       satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                           X
                                                                                              ------   --      ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              -------   --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that
   being received by others for underwriting similar securities during the same period.                 X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------


                  \s\Charles V Purcell                                 7/29/02
Completed by:                                                  Date:
               -------------------------------------------            ----------
                           Portfolio Manager

                               The Principal Funds
                         Record of Securities Purchased
                         Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund - Partners Large Cap Growth I Fund

2.   Issuer: Premcor Inc. (PCO)

3.   Date of purchase: 4/29/02

4.   Underwriter from whom purchased: Salomon Smith Barney

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6. Aggregate principal amount of purchase: $24,000

7. Aggregate principal amount of offering: $432,000,000

8. Purchase price (net of fees and expenses): $24

9. Date offering commenced: 4/29/02

10. Offering price at close of first full business day on which
    any sales are made:  $28.00     --------------------



11.   Commissions, spread or profit: $980 $1.50

12.   Have the following conditions been
      satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                           X
                                                                                              ------   --      ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted t existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (I) offered or sold in transactions exempt from registration under 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                   X
                                                                                              -------   --     ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                       X
                                                                                              -------   --     ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that
   being received by others for underwriting similar securities during the same period.                 X
                                                                                              --------  --     ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                      X
                                                                                              -------   --     ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                         X
                                                                                              -------   --     ----------

                  \s\William Auslander                                 8/1/02
Completed by:                                                  Date:
               -------------------------------------------            ----------
                           Portfolio Manager

                                                 The Principal Funds
                                            Record of Securities Purchased
                                           Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Principal Investors Fund - Partners MidCap Blend
     Fund

2.   Issuer: Hartford Financial Services Group

3.   Date of purchase: 9/09/2002

4.   Underwriter from whom purchased: Montgomery Securities

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6. Aggregate principal amount of purchase: $23,625

7. Aggregate principal amount of offering: $300,037,500

8. Purchase price (Net of fees and expenses): $45.124

9. Date offering commenced: 9/09/2002

10. Offering price at close of first full business day on which any sales are made: $48.91 --------------------



11. Commission, spread or profit: $2.126

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                         X
                                                                                              -      -         ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                              -      -         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                              -      -         ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                     -         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                     -         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                     -         ----------



Completed by:      \s\WB Gerlach                           Date:        10/25/02
               ----------------------------------------------------------------
                           Portfolio Manager


                                                 The Principal Funds
                                            Record of Securities Purchased
                                           Under the Rule 10f-3 Procedures


1.   Name of purchasing Fund: Principal Investors Fund - Partners MidCap Blend
     Fund

2.   Issuer: PPL Corp.

3.   Date of purchase: 9/12/2002

4.   Underwriter from whom purchased: JP Morgan

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6. Aggregate principal amount of purchase: $33,550

7. Aggregate principal amount of offering: $442,250,000

8. Purchase price (Net of fees and expenses): $29.539

9. Date offering commenced: 9/12/2002

10. Offering price at close of first full business day on which any sales are made: $31.51 --------------------



11. Commission, spread or profit: $0.961

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                         X
                                                                                              -      -         ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                              -      -         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                              -      -         ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                     -         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                     -         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                     -         ----------



Completed by:             \s\WB Gerlach             Date:  10/25/02
               -----------------------------------------------------------------
                           Portfolio Manager


                              The Principal Funds
                         Record of Securities Purchased
                        Under the Rule 10f-3 Procedures


1. Name of purchasing Fund: Principal Investors Fund - Partners Large Cap Growth I Fund

2.   Issuer: Weight Watchers International Inc.

3.   Date of purchase: 9/17/2002

4.   Underwriter from whom purchased: CS First Boston

5. Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley



6. Aggregate principal amount of purchase: $136,500

7. Aggregate principal amount of offering: $630,000,000

8. Purchase price (Net of fees and expenses): $40.63

9. Date offering commenced: 9/17/2002

10. Offering price at close of first full business day on which any sales are made: $43.25 --------------------



11. Commission, spread or profit: $1.37

                                     $

12. Have the following conditions been satisfied:

                                                                                                   Yes:             No:
a. Registered Public Offerings: The securities are a part of an issue registered
     under the Securities Act of 1933, which is being offered to the public:                         X
                                                                                              -      -         ----------

b. Municipal Securities: The securities (i) are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934; (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

c.       Foreign Offerings:  The securities are offered publicly under the laws of a
         -----------------
     country other than the United States and (i) the offering is subject to regulation by a "foreign financial regulatory authority," as defined in Section 2(a)(50) of the 1940
     Act, in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or 15(d) of the
     1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).

d. Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934 Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers, as defined in Rule 144(a)(1); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.

e.   In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including
     the operations of predecessors).                                                                X
                                                                                              -      -         ----------

f.   The purchase price paid did not exceed the offering price at the close of the first full business day on which any sales were made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
     rights offering terminated).                                                                    X
                                                                                              -      -         ----------

g. The underwriting was a firm commitment underwriting. X

h. The commission, spread or profit was reasonable and fair in relation to that being
     received by others for underwriting similar securities during the same period.                  X
                                                                                                     -         ----------

i.   The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers as defined in Rule
     144A(a)(1) plus (ii) the principal amount of the offering of
     such class in any concurrent public offering.                                                   X
                                                                                                     -         ----------

j. No Affiliated Underwriter was a direct or indirect participant or benefited
     directly or indirectly from, the purchase.                                                      X
                                                                                                     -         ----------



Completed by:       \s\William Auslander               Date:  October 29, 2002
               -----------------------------------------------------------------
                           Portfolio Manager